SUBSCRIPTION # _____

JAMESON STANFORD RESOURCES CORPORATION

Subscription Agreement

SUBSCRIPTION AGREEMENT FOR U.S. RESIDENTS

The undersigned “Subscriber”, on the terms and conditions herein set forth, hereby irrevocable submits this subscription agreement (the “Subscription Agreement”) to JAMESON STANFORD RESOURCES CORPORATION, a Nevada corporation (the “Company”), in connection with a private placement by the Company (the “Offering”) of $1,000,000 principal amount of its 12% Convertible Redeemable Promissory Note (the “Series B Note”) and warrants to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $1.00 per share for a period of two years after their issuance (the “Warrants”), as described in the Series B Note and Warrants attached to this Subscription Agreement.

1. Subscription for the Purchase of Series B Notes and Warrants.

THE UNDERSIGNED hereby subscribes to purchase $500,000 principal amount of the Company’s 12% Convertible Redeemable Promissory Notes (the “Series B Notes”) and 500,000 Warrants being offered by JAMESON STANFORD RESOURCES CORPORATION, a Nevada corporation (the “Company”). In this regard, wire instructions have been prepared to send $500,000.

Please make the check payable to:

JAMESON STANFORD RESOURCES CORPORATION

In Memo: Jameson Stanford Resources Corp. Series B Note and Warrant Offering

Send the check along with the signed subscription agreement and Consent and Joinder to Operating Agreement.

JAMESON STANFORD RESOURCES CORPORATION

2300 W. Sahara Avenue, Suite 800

Las Vegas, NV 89102

Whereas, the undersigned in connection with its purchase warrants and represents to the Company the following:

The Company’s private placement of the Series B Notes and Warrants is being made to “accredited” investors within the meaning of Rule 506 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

1.2 Offer to Purchase. Subscriber hereby irrevocably offers to purchase the Series B Notes and Warrants and tenders, herewith, the total price noted above payable to the order of JAMESON STANFORD RESOURCES CORPORATION. Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber’s death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when the it is executed by the Company.

1.3 Effect of Acceptance. Subscriber hereby acknowledges and agrees that on the Company’s acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, on acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Series B Notes and Warrants and the Company will be entitled to the purchase price of the Series B Notes and Warrants.

2. Representation as to Investor Status.

2.1 Accredited Investor. In order for the Company to sell the Series B Notes and Warrants in conformance with state and federal securities laws, the following information must be obtained regarding Subscriber’s investor status. Please initial each item applicable to you as an investor in the Company.

/s/eb_ (a) A natural person whose net worth, either individually or jointly with such person’s spouse, at the time of Subscriber’s purchase, exceeds $1,000,000;

/s/eb_ (b) A natural person who had an individual income in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

_____ (c) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_____ (d) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

_____ (e) An insurance company as defined in section 2(13) of the Exchange Act;

_____ (f) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____ (g) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____ (h) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____ (i) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____ (j) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (k) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring Series B Notes and Warrants, with total assets in excess of $5,000,000;

_____ (l) A director or executive officer of the Company;

_____ (m) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Series B Notes and Warrants, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_____ (n) An entity in which all of the equity owners qualify under any of the above subparagraphs.

_____ (o) Subscriber does not qualify under any of the investor categories set forth in (a) through (l) above.

2.2 Net Worth. The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person’s primary home).

2.3 Income. In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2.4 Type of Subscriber. Indicate the form of entity of Subscriber:

[X] Individual	[ ] Limited Partnership
[ ] Corporation	[ ] General Partnership
[ ] Revocable Trust
[ ] Other Type of Trust (indicate type):
[ ] Other (indicate form of organization):

(a) If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: _____________________.

(b) If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (i) was not organized or reorganized for the specific purpose of acquiring the Series B Notes and Warrants and (ii) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

[  ]   True

[  ]   False

If the “False” box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

2.5 Other Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) The Series B Notes and Warrants are being acquired for Subscriber’s own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Series B Notes and Warrants. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Series B Notes and Warrants by anyone but Subscriber.

(b) Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Series B Notes and Warrants that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber’s entire investment in the Company.

(c) Subscriber has received, has read and understood and is familiar with this Subscription Agreement, the Series B Notes and the Warrants.

(d) Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Series B Notes and Warrants. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s and its subsidiaries’ business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s and its subsidiaries’ control. Additionally, Subscriber understands and represents that he is purchasing the Series B Notes and Warrants notwithstanding the fact that the Company and its subsidiaries, if any, may disclose in the future certain material information Subscriber has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Series B Notes and Warrants.

(e) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement, the Series B Note or the Warrant.

(f) Subscriber has investigated the acquisition of the Series B Notes and Warrants to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(g) Subscriber, either personally, or together with his advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Series B Notes and Warrants), has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of purchasing the Series B Notes and Warrants and of making an informed investment decision with respect thereto.

(h) Subscriber is aware that Subscriber’s rights to transfer the Series B Notes and Warrants are restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Series B Notes and Warrants without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(i) Subscriber understands and agrees that the Series B Notes and Warrants it acquires have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Series B Notes and Warrants offered by the Company as set forth in the Memorandum. Subscriber further acknowledges that Subscriber is purchasing the Series B Notes and Warrants after having been provided with the Memorandum.

(j) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability.

(k) Subscriber understands that the certificates or other instruments representing the Series B Notes, Warrants and shares of common stock upon conversion of the Series B Notes or exercise of the Warrants (the “Securities”) shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE LAW, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

(l) Subscriber also acknowledges and agrees to the following:

(i) an investment in the Series B Notes and Warrants is speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii) there is no assurance that a public market for the Securities will be available and that, as a result, Subscriber may not be able to liquidate Subscriber’s investment in the Securities should a need arise to do so.

(m) Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Series B Notes and Warrants.

(n) Subscriber’s address set forth below is his or her correct residence address.

(o) Subscriber has full power and authority to make the representations referred to herein, to purchase the Series B Notes and Warrants and to execute and deliver this Subscription Agreement.

(p) Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Series B Notes and Warrants under the federal and state securities laws and for other purposes.

(q) Subscriber has been advised that the Company files reports with the U.S. Securities and Exchange Commission (the “SEC”) in accordance with the Securities Exchange Act of the 1934, as amended, including, without limitation, its Annual Report on Form 10-K filed with the SEC on April 16, 2013 (the “form 10-k) and its other reports as filed with the SEC, all of which are incorporated herein. The audited financial statements of the Company and its wholly owned subsidiary Bolcán Mining Corporation (“Bolcán”) as of the years ended December 31, 2012 and 2011 are included in our Form 10-K and are incorporated herein by reference.

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

3. Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

4. Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Series B Notes and Warrants acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

5. Termination of Agreement; Return of Funds. In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

6. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth on the first page of this Agreement, or at such other place as the Company may designate by written notice to Subscriber.

7. Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

8. Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

9. Headings. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

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INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: October 13, 2013.

Signature(s):	/s/ Edward F. Brogan

Name (Please Print):

Residence Address:

Phone Number:	( ) -

Cellular Number:	( ) -

Social Security Number:

Email address:	@

ACCEPTANCE

JAMESON STANFORD RESOURCES CORPORATION
a Nevada corporation

Date: October 18, 2013

	By:	/s/ Michael Stanford
Michael Stanford, CEO

CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: _____________, 2013.

Name of Purchaser (Please Print):

By:

Name (Please Print):
Title

Address:

Phone Number:	( ) -

Cellular Number:	( ) -

Taxpayer ID Number:

Email address:	@

ACCEPTANCE

JAMESON STANFORD RESOURCES CORPORATION
a Nevada corporation

Date: , 2013
	By:	/s/ Michael Stanford
Michael Stanford, CEO

INVESTMENT LETTER

JAMESON STANFORD RESOURCES CORPORATION

2300 W. Sahara Avenue, Suite 800

Las Vegas, NV 89102

Re: Subscription Agreement for Jameson Stanford Resources Corporation’s 12% Convertible Redeemable Promissory Notes (the “Series B Notes”) and Common Stock Purchase Warrants (the “Warrants”)

Dear Sirs:

I hereby certify and warrant that I am acquiring $500,000 Series B Notes and Warrants in JAMESON STANFORD RESOURCES CORPORATION (the “Company”) for my own account and for investment purposes. I represent and warrant that I am able to bear the economic risks of this investment and that I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of said Series B Notes and Warrants. No one other than me has any beneficial interest in said Series B Notes and Warrants.

I agree that I will in no event sell or distribute any of said Series B Notes and Warrants (including the Common Stock and Warrants which are a part thereof) unless in the opinion of the Company’s counsel such Series B Notes and Warrants (including the Common Stock and Warrants which are a part thereof) may be legally sold following registration under the Securities Act of 1933, as amended.

I am fully aware that said Series B Notes and Warrants are being offered and sold by the Company in reliance on the exemption provided for by Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts the sale of Series B Notes and Warrants by an issuer where no public offering is involved, and on my certification and warranties herein and the truth and accuracy of said statement.

I acknowledge by my execution that I have been given access to your books, records and properties, and have had the opportunity to inspect, to my full and complete satisfaction prior to the purchase of the Series B Notes and Warrants, and that I have been informed as to the Company’s intended use of the funds shall cover certain accounting and legal expenses. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of the Company’s records and my questioning of its officers.

I further certify that my domicile is located at the following address: ____________________________________

Very truly yours,

/s/ Edward F. Brogan
Investor Signature

Date: October 13, 2013